Exhibit 99.4

FBR Securitization Trust 2005-5

Disclaimer

COMPUTATIONAL MATERIALS

This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.

If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.

The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-5

Friedman Bilings Ramsey

Mortgage Rate (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
5.001 - 5.500	2	267,393.47	1.28	5.335	625	73.18
5.501 - 6.000	1	331,990.94	1.59	5.950	687	57.41
6.001 - 6.500	6	976,935.97	4.67	6.275	661	70.42
6.501 - 7.000	15	2,818,183.72	13.48	6.774	651	73.63
7.001 - 7.500	25	4,463,191.77	21.35	7.215	656	72.53
7.501 - 8.000	31	4,937,458.73	23.62	7.721	650	75.87
8.001 - 8.500	26	3,383,788.33	16.19	8.249	607	78.24
8.501 - 9.000	20	2,363,057.68	11.30	8.748	605	77.18
9.001 - 9.500	7	424,919.17	2.03	9.183	567	77.31
9.501 - 10.000	6	777,895.64	3.72	9.713	548	71.59
10.001 - 10.500	1	44,763.88	0.21	10.455	517	70.00
12.001 - 12.500	1	51,985.78	0.25	12.205	500	65.00
12.501 - 13.000	1	62,984.09	0.30	12.560	513	70.00

Total:	142	20,904,549.17	100.00	7.696	633	74.62

Min: 5.260
Max: 12.560
Weighted Average: 7.696
Current Balance ($)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0.01 - 50,000.00	8	348,512.47	1.67	8.549	614	64.15
50,000.01 - 100,000.00	51	3,743,846.26	17.91	8.341	610	71.77
100,000.01 - 150,000.00	34	4,209,541.49	20.14	7.640	647	75.81
150,000.01 - 200,000.00	18	3,152,850.92	15.08	7.517	645	76.79
200,000.01 - 250,000.00	10	2,152,840.57	10.30	7.492	646	72.71
250,000.01 - 300,000.00	6	1,710,768.95	8.18	7.364	629	73.22
300,000.01 - 350,000.00	6	1,964,810.86	9.40	7.554	625	73.13
350,000.01 - 400,000.00	5	1,906,370.01	9.12	7.492	620	73.88
400,000.01 - 450,000.00	3	1,247,765.83	5.97	7.741	647	83.21
450,000.01 - 500,000.00	1	467,241.81	2.24	7.075	643	80.00

Total:	142	20,904,549.17	100.00	7.696	633	74.62

Min: $34,961.82
Max: $467,241.81
Average: $147,215.14
Loan Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
ARM 2/28	106	15,228,340.29	72.85	7.751	633	74.40
ARM 5/25	21	3,390,966.34	16.22	7.405	641	79.77
Fixed 30 yr	9	1,263,382.38	6.04	7.363	631	70.28
ARM 3/27	2	460,683.05	2.20	9.458	559	71.25
Fixed 20 yr	2	333,407.31	1.59	7.528	704	60.39
Fixed 15 yr	1	125,209.44	0.60	7.510	597	79.75
Fixed 25 yr	1	102,560.36	0.49	6.125	679	44.59

Total:	142	20,904,549.17	100.00	7.696	633	74.62

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Bilings Ramsey

Rate Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Adjustable	129	19,079,989.68	91.27	7.731	632	75.28
Fixed	13	1,824,559.49	8.73	7.334	644	67.68

Total:	142	20,904,549.17	100.00	7.696	633	74.62

Debt-to-Income Ratio (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
5.01 - 10.00	1	34,961.82	0.17	9.025	674	59.32
10.01 - 15.00	2	906,618.70	4.34	7.402	647	80.00
15.01 - 20.00	6	592,484.69	2.83	8.170	601	59.80
20.01 - 25.00	11	1,763,458.61	8.44	7.433	620	79.01
25.01 - 30.00	9	1,450,100.85	6.94	7.557	609	75.54
30.01 - 35.00	17	2,639,793.03	12.63	7.587	639	72.59
35.01 - 40.00	26	3,204,510.07	15.33	7.796	639	76.39
40.01 - 45.00	29	3,584,890.65	17.15	7.885	645	71.06
45.01 - 50.00	32	5,451,551.68	26.08	7.767	630	77.52
50.01 - 55.00	9	1,276,179.07	6.10	7.311	640	68.31

Total:	142	20,904,549.17	100.00	7.696	633	74.62

Min: 6.00
Max: 55.00
Weighted Average: 38.15

Seasoning (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
1 2 3	34 93 15	5,373,469.09 12,985,230.74 2,545,849.34	25.70 62.12 12.18	8.046 7.577 7.566	618 635 656	77.98 74.03 70.50

Total:	142	20,904,549.17	100.00	7.696	633	74.62

Min: 1 Max: 3 Weighted Average: 2

Lien Position	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
1	142	20,904,549.17	100.00	7.696	633	74.62

Total:	142	20,904,549.17	100.00	7.696	633	74.62

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Bilings Ramsey

Original LTV (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
5.01 - 10.00	1	56,818.21	0.27	7.592	593	9.42
20.01 - 25.00	1	99,852.00	0.48	7.530	663	20.20
25.01 - 30.00	2	183,708.19	0.88	7.208	633	26.87
30.01 - 35.00	1	86,861.39	0.42	7.160	568	34.12
35.01 - 40.00	1	210,677.89	1.01	7.375	598	38.36
40.01 - 45.00	1	102,560.36	0.49	6.125	679	44.59
45.01 - 50.00	3	397,744.31	1.90	7.997	649	49.27
50.01 - 55.00	3	399,465.99	1.91	7.016	625	52.92
55.01 - 60.00	10	1,276,524.07	6.11	7.054	660	57.95
60.01 - 65.00	8	973,699.01	4.66	7.862	612	63.51
65.01 - 70.00	14	2,349,970.09	11.24	8.177	605	68.94
70.01 - 75.00	17	2,473,254.22	11.83	7.847	598	74.11
75.01 - 80.00	47	8,287,622.88	39.65	7.483	647	79.51
80.01 - 85.00	9	815,482.98	3.90	7.802	612	84.83
85.01 - 90.00	24	3,190,307.58	15.26	8.126	649	89.87

Total:	142	20,904,549.17	100.00	7.696	633	74.62

Min: 9.42
Max: 90.00
Weighted Average: 74.62

FICO Score	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
500 - 519	5	370,572.03	1.77	10.117	511	61.61
520 - 539	8	800,292.28	3.83	9.032	534	73.77
540 - 559	8	1,438,304.61	6.88	8.678	553	72.41
560 - 579	6	778,657.67	3.72	7.652	573	74.88
580 - 599	13	1,766,501.13	8.45	7.704	589	63.90
600 - 619	15	2,160,143.74	10.33	7.984	610	79.80
620 - 639	26	3,799,374.06	18.17	7.573	629	75.89
640 - 659	21	3,578,444.07	17.12	7.509	650	76.70
660 - 679	18	2,738,293.66	13.10	7.129	672	74.65
680 - 699	9	1,563,008.61	7.48	7.368	687	78.84
700 - 719	6	781,699.46	3.74	7.615	708	75.56
720 - 739	2	495,942.01	2.37	6.750	720	80.00
740 - 759	2	263,785.47	1.26	7.673	742	50.59
760 - 779	1	181,863.57	0.87	7.450	771	70.00
780 - 799	2	187,666.80	0.90	6.644	790	80.00

Total:	142	20,904,549.17	100.00	7.696	633	74.62

Min: 500
Max: 795
NZ Weighted Average: 633

Use of Proceeds	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Cashout Refinance	93	13,997,456.30	66.96	7.726	621	72.25
Purchase	39	5,700,725.08	27.27	7.598	661	81.98
Rate/Term Refinance	10	1,206,367.79	5.77	7.815	646	67.25

Total:	142	20,904,549.17	100.00	7.696	633	74.62

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Bilings Ramsey

Property Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Single Family	112	14,695,275.81	70.30	7.790	629	75.09
Duplex	14	3,491,144.45	16.70	7.393	643	73.44
3-4 Family	7	1,760,896.01	8.42	7.349	642	69.53
Condo	9	957,232.90	4.58	8.000	648	80.99

Total:	142	20,904,549.17	100.00	7.696	633	74.62

Documentation Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Stated	66	11,220,576.43	53.68	7.688	635	71.79
Full	43	5,380,392.97	25.74	7.670	626	71.76
Full Doc Plus	32	4,167,816.45	19.94	7.783	638	85.74
Limited	1	135,763.32	0.65	6.710	665	80.00

Total:	142	20,904,549.17	100.00	7.696	633	74.62

Occupancy Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Non-Owner Occupied	142	20,904,549.17	100.00	7.696	633	74.62

Total:	142	20,904,549.17	100.00	7.696	633	74.62

Geographic Distribution	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Arizona	1	100,625.93	0.48	6.750	721	80.00
California	14	2,663,203.67	12.74	7.077	652	66.08
Connecticut	4	1,075,576.84	5.15	7.157	635	71.29
Florida	41	5,574,146.62	26.66	7.338	654	76.47
Georgia	7	772,111.51	3.69	8.125	626	85.61
Kansas	1	55,481.35	0.27	6.875	667	65.00
Maryland	2	317,746.47	1.52	7.993	566	77.40
Michigan	4	414,289.50	1.98	7.838	643	79.29
Nevada	2	387,120.90	1.85	7.100	683	72.06
New Jersey	10	2,261,045.53	10.82	8.009	617	63.91
New York	6	1,811,592.05	8.67	7.802	612	77.10
North Carolina	2	214,886.80	1.03	8.061	668	83.66
Ohio	13	1,097,827.42	5.25	8.197	615	79.83
Oregon	2	490,836.51	2.35	7.399	563	79.52
Pennsylvania	2	99,889.53	0.48	7.465	676	52.78
Rhode Island	1	167,704.86	0.80	8.700	648	80.00
South Carolina	2	415,157.56	1.99	8.097	639	90.00
Tennessee	3	126,565.19	0.61	9.228	574	70.00
Texas	18	1,744,077.46	8.34	8.487	610	81.36
Virginia	4	569,154.47	2.72	8.350	636	72.54
Washington	1	160,656.88	0.77	7.750	627	74.88
Wisconsin	2	384,852.12	1.84	8.894	596	75.00

Total:	142	20,904,549.17	100.00	7.696	633	74.62

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Bilings Ramsey

Prepayment Penalty Term (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0	39	7,229,869.07	34.59	7.956	618	72.92
12	2	303,544.51	1.45	8.678	676	80.00
24	74	9,833,978.49	47.04	7.664	641	76.31
36	27	3,537,157.10	16.92	7.170	639	72.93

Total:	142	20,904,549.17	100.00	7.696	633	74.62

Loans with Penalty: 65.41

Margin (%) - ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
5.001 - 5.500	106	15,012,267.78	78.68	7.704	638	77.02
5.501 - 6.000	11	1,968,261.63	10.32	7.172	651	70.68
6.001 - 6.500	10	1,984,490.40	10.40	8.219	575	67.10
6.501 - 7.000	2	114,969.87	0.60	12.399	507	67.74

Total:	129	19,079,989.68	100.00	7.731	632	75.28

Min: 5.500
Max: 6.950
Weighted Average (>0): 5.623

Maximum Mortgage Rate (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
10.001 - 10.500	1	167,614.46	0.88	5.260	606	80.00
11.001 - 11.500	3	510,974.34	2.68	5.987	692	71.41
11.501 - 12.000	2	610,461.44	3.20	6.301	660	67.71
12.001 - 12.500	7	1,120,377.66	5.87	6.856	640	72.23
12.501 - 13.000	15	2,805,343.91	14.70	7.099	658	77.25
13.001 - 13.500	25	4,244,453.41	22.25	7.398	648	74.39
13.501 - 14.000	26	3,616,424.63	18.95	7.758	644	75.13
14.001 - 14.500	19	2,624,147.90	13.75	8.276	610	78.72
14.501 - 15.000	17	2,153,298.72	11.29	8.745	605	76.69
15.001 - 15.500	5	289,263.82	1.52	9.204	533	75.07
15.501 - 16.000	6	777,895.64	4.08	9.713	548	71.59
16.001 - 16.500	1	44,763.88	0.23	10.455	517	70.00
18.001 - 18.500	1	51,985.78	0.27	12.205	500	65.00
18.501 - 19.000	1	62,984.09	0.33	12.560	513	70.00

Total:	129	19,079,989.68	100.00	7.731	632	75.28

Min: 10.260
Max: 18.560
Weighted Average (>0): 13.553

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Bilings Ramsey

Minimum Mortgage Rate (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
5.001 - 5.500	2	267,393.47	1.40	5.335	625	73.18
5.501 - 6.000	1	331,990.94	1.74	5.950	687	57.41
6.001 - 6.500	5	874,375.61	4.58	6.292	659	73.45
6.501 - 7.000	12	2,136,651.52	11.20	6.767	655	74.02
7.001 - 7.500	23	4,198,873.33	22.01	7.216	657	72.81
7.501 - 8.000	28	4,437,732.73	23.26	7.725	648	77.07
8.001 - 8.500	24	3,226,231.83	16.91	8.240	607	78.90
8.501 - 9.000	19	2,279,153.51	11.95	8.746	604	77.07
9.001 - 9.500	6	389,957.35	2.04	9.198	558	78.93
9.501 - 10.000	6	777,895.64	4.08	9.713	548	71.59
10.001 - 10.500	1	44,763.88	0.23	10.455	517	70.00
12.001 - 12.500	1	51,985.78	0.27	12.205	500	65.00
12.501 - 13.000	1	62,984.09	0.33	12.560	513	70.00

Total:	129	19,079,989.68	100.00	7.731	632	75.28

Min: 5.260
Max: 12.560
Weighted Average (>0): 7.731
Initial Rate Cap (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
2.000	105	15,514,058.76	81.31	7.789	631	74.30
3.000	3	174,964.58	0.92	8.899	619	75.34
5.000	21	3,390,966.34	17.77	7.405	641	79.77

Total:	129	19,079,989.68	100.00	7.731	632	75.28

Min: 2.000 Max: 5.000 Weighted Average (>0): 2.542

Subsequent Rate Cap (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
1.000	129	19,079,989.68	100.00	7.731	632	75.28

Total:	129	19,079,989.68	100.00	7.731	632	75.28

Min: 1.000 Max: 1.000 Weighted Average (>0): 1.000

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Bilings Ramsey

Months to Next Adjustment ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
21	10	1,697,660.56	8.90	7.709	655	73.08
22	69	9,132,291.50	47.86	7.603	636	73.35
23	27	4,398,388.23	23.05	8.075	618	77.10
34	1	389,627.20	2.04	9.655	551	67.83
35	1	71,055.85	0.37	8.380	605	90.00
57	1	278,470.50	1.46	6.720	628	80.00
58	14	2,208,470.83	11.57	7.297	652	79.12
59	6	904,025.01	4.74	7.879	620	81.31

Total:	129	19,079,989.68	100.00	7.731	632	75.28

Min: 21 Max: 59 Weighted Average: 29

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.